 Exhibit 99.1

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Twelve months ended December 31, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Closed-end fund launch costs	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$300,663	$-	$396	$-	$-	$-	$-	$301,059
Distribution and service fees	91,950	-	48	-	-	-	-	91,998
Administration and transfer agent fees	56,016	-	217	-	-	-	-	56,233
Other income and fees	1,969	-	-	-	-	-	-	1,969
Distribution and administration expenses	-	(114,089)	-	-	-	-	-	(114,089)
Total revenues	450,598	(114,089)	661	-	-	-	-	337,170

Operating Expenses
Employment expenses	139,809	-	-	(509)	-	-	(859)	138,441
Distribution and administration expenses	123,665	(114,089)	-	(9,576)	-	-	-	-
Other operating expenses	46,531	-	-	-	-	-	(1,050)	45,481
Other operating expenses of consolidated sponsored investment products	3,038	-	(3,038)	-	-	-	-	-
Restructuring and severance	294	-	-	-	-	-	(294)	-
Depreciation and other amortization	2,763	-	-	-	-	-	-	2,763
Amortization expense	3,778	-	-	-	(3,778)	-	-	-
Total operating expenses	319,878	(114,089)	(3,038)	(10,085)	(3,778)	-	(2,203)	186,685

Operating Income	130,720	-	3,699	10,085	3,778	-	2,203	150,485

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	914	-	(3,495)	-	-	2,232	-	(349)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(4,648)	-	4,648	-	-	-	-	-
Other income (expense), net	891	-	-	-	-	-	-	891
Total other income (expense), net	(2,843)	-	1,153	-	-	2,232	-	542

Interest Income (Expense)
Interest expense	(537)	-	-	-	-	-	-	(537)
Interest and dividend income	1,706	-	3,022	-	-	(3,771)	-	957
Interest and dividend income of investments of consolidated sponsored investment products	7,268	-	(7,268)	-	-	-	-	-
Total interest income (expense), net	8,437	-	(4,246)	-	-	(3,771)	-	420
Income Before Income Taxes	136,314	-	606	10,085	3,778	(1,539)	2,203	151,447
Income tax expense	39,349	-	-	3,861	1,441	(2,981)	16,055	57,725
Net Income	96,965	-	606	6,224	2,337	1,442	(13,852)	93,722
Noncontrolling interests	735	-	(606)	-	-	-	-	129
Net Income Attributable to Common Stockholders	$97,700	$-	$-	$6,224	$2,337	$1,442	$(13,852)	$93,851
Earnings Per Share - Basic	$10.75							$10.32
Earnings Per Share - Diluted	$10.51							$10.10
Weighted Average Shares Outstanding - Basic (in thousands)	9,091							9,091
Weighted Average Shares Outstanding - Diluted (in thousands)	9,292							9,292

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

1

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Twelve months ended December 31, 2013

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$260,557	$-	$(138)	$-	$-	$-	$260,419
Distribution and service fees	78,965	-	40	-	-	-	79,005
Administration and transfer agent fees	48,185	-	85	-	-	-	48,270
Other income and fees	1,508	-	-	-	-	-	1,508
Distribution and administration expenses	-	(97,786)	-	-	-	-	(97,786)
Total revenues	389,215	(97,786)	(13)	-	-	-	291,416

Operating Expenses
Employment expenses	131,768	-	-	-	-	(2,172)	129,596
Distribution and administration expenses	97,786	(97,786)	-	-	-	-	-
Other operating expenses	38,321	-	-	-	-	-	38,321
Other operating expenses of consolidated sponsored investment products	798	-	(798)	-	-	-	-
Restructuring and severance	203	-	-	-	-	(203)	-
Depreciation and other amortization	2,422	-	-	-	-	-	2,422
Amortization expense	4,413	-	-	(4,413)	-	-	-
Total operating expenses	275,711	(97,786)	(798)	(4,413)	-	(2,375)	170,339

Operating Income	113,504	-	785	4,413	-	2,375	121,077

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	2,350	-	1,855	-	(4,230)	-	(25)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	3,515	-	(3,515)	-	-	-	-
Other income (expense), net	74	-	-	-	-	-	74
Total other income (expense), net	5,939	-	(1,660)	-	(4,230)	-	49

Interest Income (Expense)
Interest expense	(782)	-	-	-	-	-	(782)
Interest and dividend income	664	-	1,460	-	(1,849)	-	275
Interest and dividend income of investments of consolidated sponsored investment products	2,583	-	(2,583)	-	-	-	-
Total interest income (expense), net	2,465	-	(1,123)	-	(1,849)	-	(507)
Income Before Income Taxes	121,908	-	(1,998)	4,413	(6,079)	2,375	120,619
Income tax expense	44,778	-	-	1,669	(2,326)	1,553	45,674
Net Income	77,130	-	(1,998)	2,744	(3,753)	822	74,945
Noncontrolling interests	(1,940)	-	1,998	-	-	-	58
Net Income Attributable to Common Stockholders	$75,190	$-	$-	$2,744	$(3,753)	$822	$75,003
Earnings Per Share - Basic	$9.18						$9.16
Earnings Per Share - Diluted	$8.92						$8.89
Weighted Average Shares Outstanding - Basic (in thousands)	8,188						8,188
Weighted Average Shares Outstanding - Diluted (in thousands)	8,433						8,433

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

2

Consolidated Non-GAAP Income Statement Information

(Dollars in thousands, except per share data)

	Twelve Months Ended
	12/31/14	12/31/13	Change
Revenues, as Adjusted
Investment management fees	$301,059	$260,419	16%
Distribution and service fees	91,998	79,005	16%
Administration and transfer agent fees	56,233	48,270	16%
Other income and fees	1,969	1,508	31%
Distribution and administration expenses	(114,089)	(97,786)	17%
Total Revenues, as Adjusted	337,170	291,416	16%

Operating Expenses, as Adjusted
Employment expenses	138,441	129,596	7%
Other operating expenses	45,481	38,321	19%
Depreciation of fixed assets	2,763	2,422	14%
Total Operating Expenses, as Adjusted	186,685	170,339	10%

Operating Income, as Adjusted	150,485	121,077	24%
Operating Margin, as Adjusted	44.6%	41.5%

Other Income (Expense)
Realized and unrealized loss on investments, net	(349)	(25)	N/M
Other income, net	891	74	N/M
Total other income, net	542	49	N/M

Interest Income (Expense)
Interest expense	(537)	(782)	(31)%
Interest and dividend income	957	275	248%
Total interest (expense), net	420	(507)	(183)%
Pre-tax Income, as Adjusted	151,447	120,619	26%
Income tax expense, as adjusted	57,725	45,674	26%
Net Income, as Adjusted	93,722	74,945	25%
Noncontrolling interests	129	58	122%
Net Income Attributable to Common Stockholders, as Adjusted	$93,851	$75,003	25%
Earnings Per Share, as Adjusted - Basic	$10.32	$9.16	13%
Earnings Per Share, as Adjusted - Diluted	$10.10	$8.89	14%
Weighted Average Shares Outstanding - Basic (in thousands)	9,091	8,188	11%
Weighted Average Shares Outstanding - Diluted (in thousands)	9,292	8,433	10%

N/M - Not Meaningful

3

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended December 31, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$75,374	$-	$492	$-	$-	$-	$75,866
Distribution and service fees	21,901	-	18	-	-	-	21,919
Administration and transfer agent fees	14,197	-	78	-	-	-	14,275
Other income and fees	665	-	-	-	-	-	665
Distribution and administration expenses	-	(27,526)	-	-	-	-	(27,526)
Total revenues	112,137	(27,526)	588	-	-	-	85,199

Operating Expenses
Employment expenses	34,053	-	-	-	-	-	34,053
Distribution and administration expenses	27,526	(27,526)	-	-	-	-	-
Other operating expenses	11,579	-	-	-	-	(359)	11,220
Other operating expenses of consolidated sponsored investment products	664	-	(664)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	723	-	-	-	-	-	723
Amortization expense	927	-	-	(927)	-	-	-
Total operating expenses	75,472	(27,526)	(664)	(927)	-	(359)	45,996

Operating Income	36,665	-	1,252	927	-	359	39,203

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	(798)	-	(5,207)	-	5,723	-	(282)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(5,798)	-	5,798	-	-	-	-
Other income (expense), net	318	-	-	-	-	-	318
Total other income (expense), net	(6,278)	-	591	-	5,723	-	36

Interest Income (Expense)
Interest expense	(125)	-	-	-	-	-	(125)
Interest and dividend income	653	-	1,116	-	(1,500)	-	269
Interest and dividend income of investments of consolidated sponsored investment products	2,534	-	(2,534)	-	-	-	-
Total interest income (expense), net	3,062	-	(1,418)	-	(1,500)	-	144
Income Before Income Taxes	33,449	-	425	927	4,223	359	39,383
Income tax expense	15,038	-		347	(782)	135	14,738
Net Income	18,411	-	425	580	5,005	224	24,645
Noncontrolling interests	468	-	(425)	-	-	-	43
Net Income Attributable to Common Stockholders	$18,879	$-	$-	$580	$5,005	$224	$24,688
Earnings Per Share - Basic	$2.09						$2.74
Earnings Per Share - Diluted	$2.05						$2.68
Weighted Average Shares Outstanding - Basic (in thousands)	9,021						9,021
Weighted Average Shares Outstanding - Diluted (in thousands)	9,203						9,203

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

4

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended September 30, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$78,960	$-	$(111)	$-	$-	$-	$78,849
Distribution and service fees	23,671	-	10	-	-	-	23,681
Administration and transfer agent fees	14,804	-	68	-	-	-	14,872
Other income and fees	406	-	-	-	-	-	406
Distribution and administration expenses	-	(29,180)	-	-	-	-	(29,180)
Total revenues	117,841	(29,180)	(33)	-	-	-	88,628

Operating Expenses
Employment expenses	35,246	-	-	-	-	-	35,246
Distribution and administration expenses	29,180	(29,180)	-	-	-	-	-
Other operating expenses	11,288	-	-	-	-	(216)	11,072
Other operating expenses of consolidated sponsored investment products	1,246	-	(1,246)	-	-	-	-
Restructuring and severance	294	-	-	-	-	(294)	-
Depreciation and other amortization	713	-	-	-	-	-	713
Amortization expense	947	-	-	(947)	-	-	-
Total operating expenses	78,914	(29,180)	(1,246)	(947)	-	(510)	47,031

Operating Income	38,927	-	1,213	947	-	510	41,597

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	(1,039)	-	(4,872)	-	5,585	-	(326)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(5,330)	-	5,330	-	-	-	-
Other income (expense), net	233	-	-	-	-	-	233
Total other income (expense), net	(6,136)	-	458	-	5,585	-	(93)

Interest Income (Expense)
Interest expense	(149)	-	-	-	-	-	(149)
Interest and dividend income	326	-	851	-	(951)	-	226
Interest and dividend income of investments of consolidated sponsored investment products	2,222	-	(2,222)	-	-	-	-
Total interest income (expense), net	2,399	-	(1,371)	-	(951)	-	77
Income Before Income Taxes	35,190	-	300	947	4,634	510	41,581
Income tax expense	(1,805)	-	-	364	1,782	15,652	15,993
Net Income	36,995	-	300	583	2,852	(15,142)	25,588
Noncontrolling interests	345	-	(300)	-	-	-	45
Net Income Attributable to Common Stockholders	$37,340	$-	$-	$583	$2,852	$(15,142)	$25,633
Earnings Per Share - Basic	$4.10						$2.82
Earnings Per Share - Diluted	$4.02						$2.76
Weighted Average Shares Outstanding - Basic (in thousands)	9,096						9,096
Weighted Average Shares Outstanding - Diluted (in thousands)	9,279						9,279

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

5

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended June 30, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Closed-end fund launch costs	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$74,537	$-	$63	$-	$-	$-	$-	$74,600
Distribution and service fees	23,940	-	7	-	-	-	-	23,947
Administration and transfer agent fees	13,942	-	52	-	-	-	-	13,994
Other income and fees	330	-	-	-	-	-	-	330
Distribution and administration expenses	-	(29,646)	-	-	-	-	-	(29,646)
Total revenues	112,749	(29,646)	122	-	-	-	-	83,225

Operating Expenses
Employment expenses	35,481	-	-	(509)	-	-	(367)	34,605
Distribution and administration expenses	39,222	(29,646)	-	(9,576)	-	-	-	-
Other operating expenses	13,130	-	-	-	-	-	(475)	12,655
Other operating expenses of consolidated sponsored investment products	797	-	(797)	-	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-	-
Depreciation and other amortization	670	-	-	-	-	-	-	670
Amortization expense	947	-	-	-	(947)	-	-	-
Total operating expenses	90,247	(29,646)	(797)	(10,085)	(947)	-	(842)	47,930

Operating Income	22,502	-	919	10,085	947	-	842	35,295

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	905	-	6,169	-	-	(6,921)	-	153
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	6,444	-	(6,444)	-	-	-	-	-
Other income (expense), net	189	-	-	-	-	-	-	189
Total other income (expense), net	7,538	-	(275)	-	-	(6,921)	-	342

Interest Income (Expense)
Interest expense	(125)	-	-	-	-	-	-	(125)
Interest and dividend income	344	-	715	-	-	(816)	-	243
Interest and dividend income of investments of consolidated sponsored investment products	1,639	-	(1,639)	-	-	-	-	-
Total interest income (expense), net	1,858	-	(924)	-	-	(816)	-	118
Income Before Income Taxes	31,898	-	(280)	10,085	947	(7,737)	842	35,755
Income tax expense	12,106	-		3,861	363	(2,962)	322	13,690
Net Income	19,792	-	(280)	6,224	584	(4,775)	520	22,065
Noncontrolling interests	(249)	-	280	-	-	-	-	31
Net Income Attributable to Common Stockholders	$19,543	$-	$-	$6,224	$584	$(4,775)	$520	$22,096
Earnings Per Share - Basic	$2.14							$2.42
Earnings Per Share - Diluted	$2.10							$2.37
Weighted Average Shares Outstanding - Basic (in thousands)	9,133							9,133
Weighted Average Shares Outstanding - Diluted (in thousands)	9,325							9,325

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

6

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended March 31, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$71,792	$-	$(48)	$-	$-	$-	$71,744
Distribution and service fees	22,438	-	13	-	-	-	22,451
Administration and transfer agent fees	13,073	-	19	-	-	-	13,092
Other income and fees	568	-	-	-	-	-	568
Distribution and administration expenses	-	(27,737)	-	-	-	-	(27,737)
Total revenues	107,871	(27,737)	(16)	-	-	-	80,118

Operating Expenses
Employment expenses	35,029	-	-	-	-	(492)	34,537
Distribution and administration expenses	27,737	(27,737)	-	-	-	-	-
Other operating expenses	10,534	-	-	-	-	-	10,534
Other operating expenses of consolidated sponsored investment products	331	-	(331)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	657	-	-	-	-	-	657
Amortization expense	957	-	-	(957)	-	-	-
Total operating expenses	75,245	(27,737)	(331)	(957)	-	(492)	45,728

Operating Income	32,626	-	315	957	-	492	34,390

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	1,846	-	415	-	(2,155)	-	106
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	36	-	(36)	-	-	-	-
Other income (expense), net	151	-	-	-	-	-	151
Total other income (expense), net	2,033	-	379	-	(2,155)	-	257

Interest Income (Expense)
Interest expense	(138)	-	-	-	-	-	(138)
Interest and dividend income	383	-	340	-	(504)	-	219
Interest and dividend income of investments of consolidated sponsored investment products	873	-	(873)	-	-	-	-
Total interest income (expense), net	1,118	-	(533)	-	(504)	-	81
Income Before Income Taxes	35,777	-	161	957	(2,659)	492	34,728
Income tax expense	14,010	-	-	367	(1,019)	(54)	13,304
Net Income	21,767	-	161	590	(1,640)	546	21,424
Noncontrolling interests	171	-	(161)	-	-	-	10
Net Income Attributable to Common Stockholders	$21,938	$-	$-	$590	$(1,640)	$546	$21,434
Earnings Per Share - Basic	$2.41						$2.35
Earnings Per Share - Diluted	$2.34						$2.29
Weighted Average Shares Outstanding - Basic (in thousands)	9,116						9,116
Weighted Average Shares Outstanding - Diluted (in thousands)	9,361						9,361

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

7

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended December 31, 2013

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$71,186	$-	$65	$-	$-	$-	$71,251
Distribution and service fees	21,958	-	25	-	-	-	21,983
Administration and transfer agent fees	12,937	-	39	-	-	-	12,976
Other income and fees	417	-	-	-	-	-	417
Distribution and administration expenses	-	(26,653)	-	-	-	-	(26,653)
Total revenues	106,498	(26,653)	129	-	-	-	79,974

Operating Expenses
Employment expenses	33,457	-	-	-	-	(487)	32,970
Distribution and administration expenses	26,653	(26,653)	-	-	-	-	-
Other operating expenses	10,543	-	-	-	-	-	10,543
Other operating expenses of consolidated sponsored investment products	251	-	(251)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	640	-	-	-	-	-	640
Amortization expense	1,062	-	-	(1,062)	-	-	-
Total operating expenses	72,606	(26,653)	(251)	(1,062)	-	(487)	44,153

Operating Income	33,892	-	380	1,062	-	487	35,821

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	463	-	3,863	-	(4,322)	-	4
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	5,975	-	(5,975)	-	-	-	-
Other income (expense), net	(8)	-	-	-	-	-	(8)
Total other income (expense), net	6,430	-	(2,112)	-	(4,322)	-	(4)

Interest Income (Expense)
Interest expense	(148)	-	-	-	-	-	(148)
Interest and dividend income	238	-	507	-	(675)	-	70
Interest and dividend income of investments of consolidated sponsored investment products	891	-	(891)	-	-	-	-
Total interest income (expense), net	981	-	(384)	-	(675)	-	(78)
Income Before Income Taxes	41,303	-	(2,116)	1,062	(4,997)	487	35,739
Income tax expense	14,443	-	-	409	(1,925)	842	13,769
Net Income	26,860	-	(2,116)	653	(3,072)	(355)	21,970
Noncontrolling interests	(2,104)	-	2,116	-	-	-	12
Net Income Attributable to Common Stockholders	$24,756	$-	$-	$653	$(3,072)	$(355)	$21,982
Earnings Per Share - Basic	$2.72						$2.41
Earnings Per Share - Diluted	$2.65						$2.35
Weighted Average Shares Outstanding - Basic (in thousands)	9,103						9,103
Weighted Average Shares Outstanding - Diluted (in thousands)	9,347						9,347

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

8

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended September 30, 2013

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$67,119	$-	$(112)	$-	$-	$-	$67,007
Distribution and service fees	20,322	-	7	-	-	-	20,329
Administration and transfer agent fees	12,492	-	15	-	-	-	12,507
Other income and fees	476	-	-	-	-	-	476
Distribution and administration expenses	-	(25,253)	-	-	-	-	(25,253)
Total revenues	100,409	(25,253)	(90)	-	-	-	75,066

Operating Expenses
Employment expenses	33,022	-	-	-	-	(485)	32,537
Distribution and administration expenses	25,253	(25,253)	-	-	-	-	-
Other operating expenses	8,538	-	-	-	-	-	8,538
Other operating expenses of consolidated sponsored investment products	231	-	(231)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	610	-	-	-	-	-	610
Amortization expense	1,125	-	-	(1,125)	-	-	-
Total operating expenses	68,779	(25,253)	(231)	(1,125)	-	(485)	41,685

Operating Income	31,630	-	141	1,125	-	485	33,381

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	1,285	-	240	-	(1,521)	-	4
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	324	-	(324)	-	-	-	-
Other income (expense), net	111	-	-	-	-	-	111
Total other income (expense), net	1,720	-	(84)	-	(1,521)	-	115

Interest Income (Expense)
Interest expense	(207)	-	-	-	-	-	(207)
Interest and dividend income	126	-	315	-	(377)	-	64
Interest and dividend income of investments of consolidated sponsored investment products	600	-	(600)	-	-	-	-
Total interest income (expense), net	519	-	(285)	-	(377)	-	(143)
Income Before Income Taxes	33,869	-	(228)	1,125	(1,898)	485	33,353
Income tax expense	12,567	-	-	420	(709)	180	12,458
Net Income	21,302	-	(228)	705	(1,189)	305	20,895
Noncontrolling interests	(213)	-	228	-	-	-	15
Net Income Attributable to Common Stockholders	$21,089	$-	$-	$705	$(1,189)	$305	$20,910
Earnings Per Share - Basic	$2.64						$2.62
Earnings Per Share - Diluted	$2.56						$2.54
Weighted Average Shares Outstanding - Basic (in thousands)	7,995						7,995
Weighted Average Shares Outstanding - Diluted (in thousands)	8,227						8,227

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

9

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended June 30, 2013

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$64,475	$-	$(24)	$-	$-	$-	$64,451
Distribution and service fees	19,324	-	5	-	-	-	19,329
Administration and transfer agent fees	12,061	-	15	-	-	-	12,076
Other income and fees	280	-	-	-	-	-	280
Distribution and administration expenses	-	(24,252)	-	-	-	-	(24,252)
Total revenues	96,140	(24,252)	(4)	-	-	-	71,884

Operating Expenses
Employment expenses	32,878	-	-	-	-	(544)	32,334
Distribution and administration expenses	24,252	(24,252)	-	-	-	-	-
Other operating expenses	10,283	-	-	-	-	-	10,283
Other operating expenses of consolidated sponsored investment products	132	-	(132)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	597	-	-	-	-	-	597
Amortization expense	1,116	-	-	(1,116)	-	-	-
Total operating expenses	69,258	(24,252)	(132)	(1,116)	-	(544)	43,214

Operating Income	26,882	-	128	1,116	-	544	28,670

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	(223)	-	(2,427)	-	2,614	-	(36)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(3,156)	-	3,156	-	-	-	-
Other income (expense), net	(11)	-	-	-	-	-	(11)
Total other income (expense), net	(3,390)	-	729	-	2,614	-	(47)

Interest Income (Expense)
Interest expense	(206)	-	-	-	-	-	(206)
Interest and dividend income	203	-	344	-	(478)	-	69
Interest and dividend income of investments of consolidated sponsored investment products	612	-	(612)	-	-	-	-
Total interest income (expense), net	609	-	(268)	-	(478)	-	(137)
Income Before Income Taxes	24,101	-	589	1,116	2,136	544	28,486
Income tax expense	9,318	-	-	421	806	206	10,751
Net Income	14,783	-	589	695	1,330	338	17,735
Noncontrolling interests	602	-	(589)	-	-	-	13
Net Income Attributable to Common Stockholders	$15,385	$-	$-	$695	$1,330	$338	$17,748
Earnings Per Share - Basic	$1.97						$2.27
Earnings Per Share - Diluted	$1.91						$2.20
Weighted Average Shares Outstanding - Basic (in thousands)	7,821						7,821
Weighted Average Shares Outstanding - Diluted (in thousands)	8,058						8,058

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

10

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Consolidated Non-GAAP Income Statement Information

(Unaudited, dollars in thousands except per share)

Three months ended March 31, 2013

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and administration expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other [1]	Non-GAAP Basis
Revenues
Investment management fees	$57,777	$-	$(67)	$-	$-	$-	$57,710
Distribution and service fees	17,361	-	3	-	-	-	17,364
Administration and transfer agent fees	10,695	-	16	-	-	-	10,711
Other income and fees	335	-	-	-	-	-	335
Distribution and administration expenses	-	(21,628)	-	-	-	-	(21,628)
Total revenues	86,168	(21,628)	(48)	-	-	-	64,492

Operating Expenses
Employment expenses	32,411	-	-	-	-	(656)	31,755
Distribution and administration expenses	21,628	(21,628)	-	-	-	-	-
Other operating expenses	8,957	-	-	-	-	-	8,957
Other operating expenses of consolidated sponsored investment products	184	-	(184)	-	-	-	-
Restructuring and severance	203	-	-	-	-	(203)	-
Depreciation and other amortization	575	-	-	-	-	-	575
Amortization expense	1,110	-	-	(1,110)	-	-	-
Total operating expenses	65,068	(21,628)	(184)	(1,110)	-	(859)	41,287

Operating Income	21,100	-	136	1,110	-	859	23,205

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	825	-	179	-	(1,001)	-	3
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	372	-	(372)	-	-	-	-
Other income (expense), net	(18)	-	-	-	-	-	(18)
Total other income (expense), net	1,179	-	(193)	-	(1,001)	-	(15)

Interest Income (Expense)
Interest expense	(221)	-	-	-	-	-	(221)
Interest and dividend income	97	-	294	-	(319)	-	72
Interest and dividend income of investments of consolidated sponsored investment products	480	-	(480)	-	-	-	-
Total interest income (expense), net	356	-	(186)	-	(319)	-	(149)
Income Before Income Taxes	22,635	-	(243)	1,110	(1,320)	859	23,041
Income tax expense	8,450	-	-	419	(498)	325	8,696
Net Income	14,185	-	(243)	691	(822)	534	14,345
Noncontrolling interests	(225)	-	243	-	-	-	18
Net Income Attributable to Common Stockholders	$13,960	$-	$-	$691	$(822)	$534	$14,363
Earnings Per Share - Basic	$1.79						$1.84
Earnings Per Share - Diluted	$1.73						$1.78
Weighted Average Shares Outstanding - Basic (in thousands)	7,820						7,820
Weighted Average Shares Outstanding - Diluted (in thousands)	8,088						8,088

1  Reflects the following items and the associated income tax impact: Newfleet transition expenses, system transition expenses, restructuring and severance charges, and certain income tax items including valuation allowances, uncertain tax positions and other unusual items.

11

Consolidated Non-GAAP Income Statement Information

(Dollars in thousands, except per share data)

	Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14
Revenues, as Adjusted
Investment management fees	$57,710	$64,451	$67,007	$71,251	$71,744	$74,600	$78,849	$75,866
Distribution and service fees	17,364	19,329	20,329	21,983	22,451	23,947	23,681	21,919
Administration and transfer agent fees	10,711	12,076	12,507	12,976	13,092	13,994	14,872	14,275
Other income and fees	335	280	476	417	568	330	406	665
Distribution and administration expenses	(21,628)	(24,252)	(25,253)	(26,653)	(27,737)	(29,646)	(29,180)	(27,526)
Total Revenues, as Adjusted	64,492	71,884	75,066	79,974	80,118	83,225	88,628	85,199

Operating Expenses, as Adjusted
Employment expenses	31,755	32,334	32,537	32,970	34,537	34,605	35,246	34,053
Other operating expenses	8,957	10,283	8,538	10,543	10,534	12,655	11,072	11,220
Depreciation of fixed assets	575	597	610	640	657	670	713	723
Total Operating Expenses, as Adjusted	41,287	43,214	41,685	44,153	45,728	47,930	47,031	45,996

Operating Income, as Adjusted	23,205	28,670	33,381	35,821	34,390	35,295	41,597	39,203
Operating Margin, as Adjusted	36.0%	39.9%	44.5%	44.8%	42.9%	42.4%	46.9%	46.0%

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	3	(36)	4	4	106	153	(326)	(282)
Other income (expense), net	(18)	(11)	111	(8)	151	189	233	318
Total other income (expense), net	(15)	(47)	115	(4)	257	342	(93)	36

Interest Income (Expense)
Interest expense	(221)	(206)	(207)	(148)	(138)	(125)	(149)	(125)
Interest and dividend income	72	69	64	70	219	243	226	269
Total interest (expense), net	(149)	(137)	(143)	(78)	81	118	77	144
Pre-tax Income, as Adjusted	23,041	28,486	33,353	35,739	34,728	35,755	41,581	39,383
Income tax expense, as adjusted	8,696	10,751	12,458	13,769	13,304	13,690	15,993	14,738
Net Income, as Adjusted	14,345	17,735	20,895	21,970	21,424	22,065	25,588	24,645
Noncontrolling interests	18	13	15	12	10	31	45	43
Net Income Attributable to Common Stockholders, as Adjusted	$14,363	$17,748	$20,910	$21,982	$21,434	$22,096	$25,633	$24,688
Earnings Per Share, as Adjusted - Basic	$1.84	$2.27	$2.62	$2.41	$2.35	$2.42	$2.82	$2.74
Earnings Per Share, as Adjusted - Diluted	$1.78	$2.20	$2.54	$2.35	$2.29	$2.37	$2.76	$2.68
Weighted Average Shares Outstanding - Basic (in thousands)	7,820	7,821	7,995	9,103	9,116	9,133	9,096	9,021
Weighted Average Shares Outstanding - Diluted (in thousands)	8,088	8,058	8,227	9,347	9,361	9,325	9,279	9,203

12